Exhibit 99.1

Linn Energy, LLC NASDAQ: LINE Investor Meetings January 10, 2007

Forward-Looking Statements Statements made by representatives of Linn Energy, LLC during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results and our indebtedness under our revolving credit facility, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for natural gas, oil and natural gas liquids, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those projected as described in the Company’s reports filed with the Securities and Exchange Commission. Linn Energy undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Senior Management Representatives Kolja Rockov Executive Vice President & Chief Financial Officer Michael C. Linn Chairman, President & Chief Executive Officer

Overview of Linn Energy, LLC

LINN Energy

- **Oil and natural gas development and acquisition company**
- **Focused on mature producing basins in the United States**
  - Long reserve life index
  - Low capex requirements
  - Low risk drilling opportunities
  - Further consolidation opportunities
- **Management has significant industry experience**
  - Mike Linn current Chairman of IPAA – largest U.S. oil and gas association
  - Management currently owns ~10%; interests aligned with unitholders
- **Company profile** (1)

Equity market cap	$1.8 billion
Total debt	0.6 billion
Enterprise value	**$2.4 billion**

  - 800+ Bcfe total proved reserves
  - 50% natural gas, 30% oil, 20% NGL
  - 4,500+ producing oil and gas wells
  - 30+ year reserve life index

(1) Pro forma for pending Texas and Appalachia acquisitions and equity private placement. Reserve data based on Linn Energy's December 31, 2005 reserve report and Company estimates of acquired reserves. Equity value as of January 5, 2007 (LINE closing price of $30.26).

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Diversified U.S. Operations CA OK VA NY PA WV California 33.1 MMBoe (August 2006) 90% crude oil 39+ year reserve life index Appalachia 193.2 Bcfe (December 2005) 99% natural gas 2,441 producing wells 1,037+ drilling locations 29+ year reserve life index Oklahoma 65.0 Bcfe (August 2006) 85% natural gas 26+ year reserve life index Corporate Headquarters (Houston, Texas) Recent acquisitions have diversified Linn Energy’s asset base Corporate Office (Pittsburgh, Pennsylvania) Texas (Pending Acquisition) 55.0 MMBoe (2006E) 55% NGL, 35% natural gas 30+ year reserve life index

Appalachian Asset Profile Long-life, low risk reserves Many wells produce over 50 years Low cost of operation 1,037+ total drilling locations (at 6/30/06) 391 PUDs 646+ additional Drilling creates additional locations Opportunity for consolidation Favorable mineral ownership Premium pricing Close to major consuming markets Basis differential ($0.20-$0.60) High Btu gas (6%-10% premium) Extensive operating control Operate 90%+ of wells Gather 90%+ of production

California Asset Profile

LINN Energy

- **Brea Olinda Field of Los Angeles Basin**
- **Top 20 oil producer in California**
- **Long life, low risk reserves**
  - Reserve life index of 39+ years
  - Low decline rates of 4% per year
- **Natural gas creates low cost of operation and revenue opportunities**
  - Gas converted to electricity powers field
  - Excess power sold for ~$1 million per year
  - Propane sold for ~$1 million per year
- **Favorable pricing**
  - ~100% of expected revenues hedged
  - NGLs merged into oil stream to realize $1.75-$2.00 per barrel premium
- **Experienced operating team (20+ years)**


Los Angeles
10
LOS ANGELES
BASIN



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Oklahoma Asset Profile Sooner Trend of North Central Oklahoma Operated by Kaiser-FrancisLarge private oil and gas company Kaiser-Francis typically not a seller; first negotiated sale 85% natural gasLong life, low risk reserves Reserve life index of 26+ years Low decline rates of 6% per year Significant upside opportunities Accelerated drilling Recompletions and workovers

Drilling and Development Program Appalachian Wells Drilled 2007E Appalachian Budget Gross wells = 161 Average AFE per well = $255,000 10%-15% growth in producing reserves for 2007E Linn owns two drilling rigs, which enhances availability and costs 2007E Drilling and Development Capital Expenditures (1) Represents capital expenditures associated with drilling activities in Appalachia and Oklahoma and production optimization and enhancement projects in California. Does not include expected additional capital expenditures associated with pending Texas and Appalachia acquisitions. 90110153161020406080100120140160180200420052006E2007E($ in millions)Maintenance+Growth=TotalAppalachia$12.0$28.5$40.5Oklahoma4.06.010.0California1.03.64.6Total drilling and development capex$17.0$38.0$55.0

Texas Asset Profile (Pending) 55 MMBoe (over 50% proved developed) 55% NGL, 35% natural gas, 10% crude oil Reserve life index of 30+ years Diversified production (820+ wells) 99% operated Over 25 employees with 20+ years of local operating experience Significant organic growth potential 1,600+ drilling / behind pipe opportunities 99% historical success rate Potential to grow production by 15%-25% NGL revenue hedged for 5 years Substantial portion of NGL revenue hedged with $65 per barrel crude oil puts Operates 9% of wells in map area. Highlighted companies operate 14%. Remaining 77% operated primarily by smaller independents.

Proven Acquisition Track Record 842 126.3 Oklahoma Kaiser-Francis Oil Company (1) Aug 2006 820 415.0 Texas Texas Acquisition (2) Pending 38 4.4 West Virginia, Virginia Columbia Natural Resources, LLC Apr 2005 130 5.4 West Virginia GasSearch Corporation Aug 2005 550 111.4 West Virginia, Virginia Exploration Partners, LLC Oct 2005 13 0.9 West Virginia T&F Exploration LP Apr 2006 81 19.1 West Virginia Devonian Gas Production, Inc. May 2006 4,219 $1,110.0 Total 55 39.0 West Virginia Two Appalachian Acquisitions (2) Pending 61 2.2 New York Lenape Resources, Inc. Aug 2003 50 15.8 Pennsylvania Cabot Oil & Gas Corporation Sep 2003 353 31.5 West Virginia, Virginia Waco Oil & Gas Company Oct 2003 251 12.5 Pennsylvania Mountain V Oil & Gas, Inc. May 2004 447 15.1 Pennsylvania Pentex Energy, Inc. Sep 2004 106 7.5 West Virginia Excel Energy, Inc. Apr 2006 388 300.7 California Blacksand Energy, LLC (1) Aug 2006 34 $3.2 West Virginia Emax Oil Company May 2003 Wells Purch. Price ($mm) Location Seller Date (1) Purchase prices subject to customary post-closing adjustments. (2) Purchase prices subject to customary pre-closing adjustments. 17 acquisitions = 796 Bcfe acquired at average cost of $1.39 per Mcfe 2007 YTD: 3 (pending) acquisitions = 355 Bcfe acquired at $1.28 per Mcfe

Growth Track Record Proved Reserve Volume (Bcfe) 121% CAGR (1) Reflects Linn Energy’s December 31, 2005 reserve report and Company-estimated reserves acquired in the Excel, T&F, Devonian, Blacksand and Kaiser-Francis transactions. (2) Pro forma for pending Texas and Appalachia acquisitions. 70120193474800+ 0.0100.0200.0300.0400.0500.0600.0700.0800.02003200420052006 (1)Q1 2007 (2)

Financial Overview

Attractive Acquisition Margins Despite rising acquisition costs, acquisition margins remain strong (1) Represents weighted average strip price as of the closing date of each acquisition. Source: Citigroup. (2) Reflects natural gas forward strip price on the day of announcement of pending Texas and Appalachia acquisitions (December 13, 2006). $8.16$9.26$11.62$5.17$6.88$1.28$1.62$2.05$0.84$0.72$0.00$2.00$4.00$6.00$8.00$10.00$12.00$14.00$16.0020032004200520062007 Est. (2)NYMEX Natural Gas One Year Forward Strip ($ per Mcfe) (1)Linn Weighted Average Acquisition Cost ($ per Mcfe)$4.33 $6.16 $9.57 $6.88 $7.64

Natural Gas Hedges

LINN Energy

Natural Gas Hedge Positions (as of January 9, 2007) (1)

Natural Gas Hedges	2007	2008	2009	2010	2011
Fixed Price Swaps:					
Hedged Volume (Bcf)	9.0	10.3	10.4	8.5	7.8
Average Price ($/Mcf)	$8.72	$8.37	$7.76	$7.31	$7.31
Puts:					
Hedged Volume (Bcf)	9.1	7.1	7.0	7.0	7.0
Average Price ($/Mcf)	$8.21	$8.07	$7.50	$7.50	$7.50
% puts	*50%*	*41%*	*40%*	*45%*	*47%*
Total:					
Hedged Volume (Bcf)	18.1	17.3	17.4	15.5	14.8
Average Price ($/Mcf)	$8.46	$8.25	$7.65	$7.40	$7.40

(1) Appalachian natural gas production has a high Btu content, resulting in a premium to NYMEX natural gas prices. Linn Energy hedges natural gas production based on Btu content.

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Oil Hedges

LINN Energy

Oil Hedge Positions (as of January 9, 2007)

Oil Hedges	2007	2008	2009	2010	2011
Fixed Price Swaps:					
Hedged Volume (MBbls)	500	560	580	550	525
Average Price ($/Bbl)	$75.83	$74.31	$73.88	$74.54	$61.65
Puts:					
Hedged Volume (MBbls)	292	350	350	500	550
Average Price ($/Bbl)	$71.86	$70.71	$70.71	$69.00	$65.00
% puts	*37%*	*38%*	*38%*	*48%*	*51%*
Total:					
Hedged Volume (MBbls)	792	910	930	1,050	1,075
Average Price ($/Bbl)	$74.37	$72.93	$72.69	$71.90	$63.36

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Oil Puts – NGL Production

LINN Energy

Oil Puts – NGL Production (as of January 9, 2007) (1)

	2007	2008	2009	2010	2011
Oil Puts - NGL Production					
Hedged Volume (MBbls)	1,200	1,200	1,200	1,200	1,200
Average Price ($/Bbl)	$65.00	$65.00	$65.00	$65.00	$65.00

(1) The Company entered into crude oil puts through 2011 to hedge a significant portion of expected NGL revenues associated with the pending Texas acquisition.

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Total Hedges

LINN Energy

Total Hedge Positions (as of January 9, 2007)

Total Hedges	2007	2008	2009	2010	2011
Fixed Price Swaps:					
Hedged Volume (Bcfe)	12.0	13.6	13.9	11.8	11.0
Average Price ($/Mcfe)	$9.70	$9.36	$8.90	$8.74	$8.17
Puts:					
Hedged Volume (Bcfe)	18.1	16.4	16.3	17.2	17.5
Average Price ($/Mcfe)	$9.62	$9.76	$9.53	$9.60	$9.50
% puts	*60%*	*55%*	*54%*	*59%*	*61%*
Total:					
Hedged Volume (Bcfe)	30.0	30.0	30.1	29.0	28.4
Average Price ($/Mcfe)	$9.65	$9.58	$9.24	$9.25	$8.99

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Recent Acquisition Benefits (Texas and Appalachia) Financial highlights of pending acquisitions: $454 million of acquisitions in two geographic regions Expected 10% increase in distributions from an annual rate of $2.08 per unit to $2.28 per unit (effective Q2 2007) Distribution coverage ratios (on all units) expected to increase to: Pre-maintenance capital expenditures: 1.4x (2007E) and 1.7x (2008E) After maintenance capital expenditures: 1.2x (2007E) and 1.5x (2008E) Fully funded – concurrent $360 million equity private placement and increased bank capacityHedge a significant amount of additional production for 5 years Proved reserves increase 70% from 474 Bcfe to 800+ Bcfe

Advantages of LLC Structure Similar to MLPs Stable cash flow stream Low cost of capital = powerful acquisition financing Tax-advantaged yield Linn Energy, LLC structural advantages Investors share equally in all cash flows – no general partner “double-dipping” Acquisitions are more accretive long-term without IDRs Higher tax shield (90%+ vs. 80% average for MLP group) Fair governance – all unitholders vote (No general partner to control all votes) Management interests aligned with public Up to 100% of total compensation from distributions New asset class (E&P) Organic growth through development drilling Hedging is fully disclosed Long reserve life (30+ years) FIRST MOVER ADVANTAGE

LLC vs. MLP with IDRs

LINN Energy



Per Unit Distribution
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
When MLP doubles initial distribution, LLC structure would provide at least 32% more distributions to investors
$1.57
$1.60
100% Dist. Incr.
$3.14
$4.13
2%
50%
GP Split Tier
LP Distribution / Unit
LLC Distribution / Unit

MLP GP share of cash flow reduces cash available for investors

Note: MLP scenario assumes typical structure with General Partner cash flow incentive distribution rights tiers of 2%, 15%, 25% and 50%. Source: RBC Capital Markets.

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Peer Group Distribution Yields

LINN Energy



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.53%(3)
6.87%(2)
5.68%(1)
$2.28
$2.08
$1.72
4.14%
5.06%
6.05%
6.09%
6.44%
6.94%
7.42%
7.54%
LINE
Public General Partners(4)
Copano Energy LLC
Small Cap Pipeline / Midstream MLPs(5)
Coal MLPs(6)
Large Cap Pipeline / Midstream MLPs(7)
BreitBurn Energy Partners LP
EV Energy Partners, LP
Constellation Energy Partners LLC

Note: Market data as of January 5, 2007 (LINE closing price of $30.26). Source: RBC Capital Markets, Bloomberg.

(1) Based on current annualized distribution of $1.72 per unit.

(2) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.08 per unit for Q4 2006.

(3) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.28 per unit for Q2 2007.

(4) Alliance Holdings, Atlas, Buckeye, Crosstex, Energy Transfer Equity, Enterprise Holdings, Inergy, Kinder Morgan, Magellan Midstream, Markwest Hydrocarbon, Valero GP.

(5) Atlas, Crosstex, DCP, Eagle, Rock, Genesis, Global, Hiland, Holly, MarkWest, Martin, Regency, Sunoco, TC, Transmontaigne, Williams.

(6) Alliance, Natural Resource, Penn Virginia.

(7) Boardwalk, Buckeye, Enbridge, Energy Transfer, Enterprise, Kinder Morgan, Magellan, ONEOK, Plains, TEPPCO, Valero.

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Distribution Growth (IPO – Present)

LINN Energy

Peer Group Distribution Growth (IPO – Present)



45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
42.5%(3)
30.0%(2)
7.5%(1)
$2.28
$2.08
$1.72
25.0%
25.0%
10.2%
6.3%
5.8%
0.0%
0.0%
0.0%
LINE
Copano Energy, LLC
Public General Partners(4)
Coal MLPs(5)
Large Cap Pipeline / Midstream MLPs(6)
Small Cap Pipeline / Midstream MLPs(7)
EV Energy Partners, LP
BreitBurn Energy Partners LP
Constellation Energy Partners LLC

Note: Market data as of January 5, 2007. Source: RBC Capital Markets, Bloomberg.

(1) Based on current annualized distribution of $1.72 per unit.

(2) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.08 per unit for Q4 2006.

(3) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.28 per unit for Q2 2007.

(4) Alliance Holdings, Atlas, Buckeye, Crosstex, Energy Transfer Equity, Enterprise Holdings, Inergy, Kinder Morgan, Magellan Midstream, Markwest Hydrocarbon, Valero GP.

(5) Alliance, Natural Resource, Penn Virginia.

(6) Boardwalk, Buckeye, Enbridge, Energy Transfer, Enterprise, Kinder Morgan, Magellan, ONEOK, Plains, TEPPCO, Valero.

(7) Atlas, Crosstex, DCP, Eagle Rock, Genesis, Global, Hiland, Holly, MarkWest, Martin, Regency, Sunoco, TC, Transmontaigne, Williams.

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Distribution Growth (2006)

LINN Energy


MLP Peer Group Distribution Growth (2006)
LINE 30.0% (1)
Energy Transfer 27.7%
Copano 25.0%
Penn Virginia 14.3%
MarkWest 11.5%
Oneok 10.2%
Natural Resource 7.6%
Plains 6.0%
Regency 5.7%
Sunoco 5.0%
Magellan 4.4%
Crosstex 3.8%
Valero 3.4%
Enterprise 3.4%
Buckeye 3.3%
Inergy 2.8%
Atlas 1.2%
Teppco 0.0%
Pacific 0.0%
Kinder Morgan 0.0%
Enbridge 0.0%
0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0%

Note: Market data as of January 5, 2007. Source: RBC Capital Markets, Bloomberg.
(1) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.08 per unit for Q4 2006.

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Total Return Analysis

LINN Energy

Peer Group Total Investor Returns (IPO – December 2006)



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0)%
(20.0)%
60.3%
8.2%
52.1%
21.3%
6.4%
14.9%
(5.4)%
7.9%
(13.3)%
(3.2)%
0.2%
(3.5)%
LINE
Alerian MLP Index
US Royalty Trust (1)
US E&P (2)
Price Appreciation
Distribution (Cash Yield)

Note: Market data as of December 29, 2006 (LINE closing price of $31.95). Source: RBC Capital Markets, Bloomberg.
(1) San Juan Basin, Hugoton, Permian Basin, Sabine, Dominion Resources, Cross Timbers, Santa Fe Energy, Williams Coal Seam Gas, Mesa, Torch Energy, LL&E.
(2) S&P 400 Oil & Gas Exploration & Production Index.

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Price Performance vs. Oil and Gas

LINN Energy



60.0%
40.0%
20.0%
0.0%
(20.0)%
(40.0)%
(60.0)%
1/12/06
2/6/06
3/3/06
3/28/06
4/22/06
5/17/06
6/11/06
7/6/06
7/31/06
8/25/06
9/19/06
10/14/06
11/8/06
12/3/06
12/28/06
LINE +52.1%
Natural Gas (36.8)%
Oil (4.5)%

Note: Market data as of December 29, 2006 (LINE closing price of $31.95). Source: RBC Capital Markets, Bloomberg.

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Goal = Maintain and Grow Distributions Active hedging Maintain and grow distributions Low risk, low cost drilling Geographic diversification Oil and gas diversification Accretive acquisitions

Appendix – NGL Overview

Favorable Historical NGL Price Differential Historical Weighted Average NGL Price as % of NYMEX (1996 – 2006)10-Year Average = 81.0% 5-Year Average = 77.8% 3-Year Average = 76.3% 1-Year Average = 70.8% Linn Differential Assumption: 70% Source: ChemConnect. 60.0%70.0%80.0%90.0%100.0%110.0%120.0%19961997199819992000200120022003200420052006

Differentials Remain Strong with High Oil Prices

LINN Energy

Average NGL Differentials at Various Oil Prices (1996 – 2006)



Average NGL Differentials
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
82.4%
83.8%
80.4%
76.1%
72.1%
70.9%
< $30
$30-$40
$40-$50
$50-$60
$60-$70
$70+
NYMEX Crude Prices

Source: ChemConnect.

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Strong NGL Correlation to NYMEX Crude

LINN Energy

Historical NGL Prices versus NYMEX Crude (1996 – 2006)



R^2 = 0.9406
NYMEX Crude Price
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
NGLs Price

Source: ChemConnect.

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